ADVISORS DISCIPLINED TRUST 1073

                          SUPPLEMENT TO THE PROSPECTUS

     Actavis plc has completed the acquisition of Warner Chilcott plc in a stock-for-stock transaction. Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Actavis plc (NYSE: ACT) and will no longer include shares of Warner Chilcott plc (NASDAQ: WCRX).

     Supplement Dated:  October 3, 2013















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